Note 9 - Accrued Expenses and Other Current Liabilities (Detail) - Accrued expenses and other current liabilities consist of the following: (EUR €) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accrued compensation and employee benefits	€ 1,176	€ 642
Due to social security	326	282
Withholding tax due	162	118
Other payables	64	89
Total	€ 1,728	€ 1,131